                                                                   Exhibit 10.16



                                 MUTUAL RELEASE

         This MUTUAL RELEASE ("Agreement") is executed on October 31, 2003 and effective as of November 6, 2003, by and among Empire Financial Holding Company, a Florida corporation (together with all of its subsidiaries, the "Company"), Henry N. Dreifus, Kevin M. Gagne, Bradley L. Gordon and John J. Tsucalas (collectively, the "Director Defendants"), Richard L. Goble First Revocable Trust dated 5/13/1999 (the "Goble Trust") and Richard L. Goble, an individual residing at 282 Snowfields Run, Lake Mary, Florida 32746 (collectively, "Goble").

                                    RECITALS

         WHEREAS, Goble is a beneficial owner of shares of common stock, $0.01 par value, of the Company and is a director of the Company;

         WHEREAS, Richard Goble was an officer and employee of the Company up and until May 28, 2003; and

         WHEREAS, in connection with the execution and delivery of that certain Stock Purchase and Settlement Agreement, dated of even date herewith, by and among the Company and Goble (the "Settlement Agreement"), the Company and Goble simultaneously desire to resolve all contentions and obligations between them.

         NOW, THEREFORE, in connection with the Settlement Agreement and in consideration of the premises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. RECITALS. The parties hereto agree that the foregoing recitals are true and correct to the best of each party's knowledge and belief and are incorporated herein by reference.

         2. MUTUAL RELEASES.

                  (a) The Company, on behalf of itself and its officers, directors and employees solely in their capacity as officers, directors and employees of the Company and on behalf of the Company's successors and assigns (collectively, the "Company Releasing Parties") and the Director Defendants do hereby irrevocably remise, release and forever discharge and shall hold harmless and indemnify (if any other person or entity files a claim by, on behalf of, or through any Company Releasing Party or any Director Defendant), Goble from any and all costs (including costs of suit, attorney's fees and expenses), expenses, monies due or owing, suits, debts, obligations, claims, damages, demands, liabilities, actions and causes of action of every kind and character, known by the Company Releasing Parties or the Director Defendants as of the effective date hereof, whether contingent or absolute, which any Company Releasing Party or Director Defendant has had or now has against Goble, accruing by reason of any cause, matter or thing whatsoever from the beginning of time to the effective date hereof, arising out of or related to (i) Richard Goble's employment with the Company or any of its subsidiaries,

Company:______                                                      Goble:______

         (ii) all common law claims including claims in contract or tort, and including, without limitation, breach of contract, breach of fiduciary duty, intentional or negligent infliction of emotional distress, misrepresentation, interference with prospective economic advantage, interference with contractual relations, defamation, negligence, or breach of the covenant of good faith and fair dealing, (iii) the Company's initial public offering, (iv) that certain Employment Agreement, dated December 27, 2001, by and between Richard Goble and the Company (other than as provided in the Settlement Agreement), (iv) that certain Employment Agreement, dated March 10, 2000, by and between Richard Goble and the Company (v) that certain Shareholders Agreement, effective as of March 13, 2000, by and among the Company, Kevin M. Gagne and Goble, (vi) that certain Voting Agreement, effective as of March 13, 2000, by and between Kevin M. Gagne and Richard Goble and
         (vii) any claims against Goble and his agents, legal counsel and accountants arising out of Goble's status as a director, officer, employee or shareholder of the Company.

                  (b) Goble, on behalf of himself individually and in any capacity, including, without limitation, as an officer, director, shareholder or employee of the Company or as trustee of the Goble Trust or any of its subsidiaries and his affiliates (including, without limitation, the Goble Trust), successors, and assigns (collectively, the "Goble Releasing Parties") does hereby irrevocably remise, release, acquit and forever discharge and shall hold harmless and indemnify (if any other person or entity makes a claim by, on behalf of, or through any Goble Releasing Party), the Company and its officers, directors (including, without limitation, the Director Defendants), shareholders, agents, legal counsel, accountants, service providers, employees, successors and assigns (collectively, the "Company Released Parties") (other than Scott R. Reynolds) from any and all costs (including costs of suit, attorney's fees and expenses), expenses, monies due or owing (except for amounts held by the Company Released Parties in the ordinary course of business in brokerage accounts), suits, debts, obligations, claims, damages, demands, liabilities, actions and causes of action of every kind and character, known by the Goble Releasing Parties as of the effective date hereof, whether contingent or absolute, which any Goble Releasing Party has had or now has against any Company Released Party accruing by reason of any cause, matter or thing whatsoever from the beginning of time to the effective date hereof, including, without limitation, those arising out of or related to (i) any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief, (ii) all common law claims including claims in contract or tort, and including, without limitation, breach of contract, breach of fiduciary duty, wrongful discharge (including claims for constructive discharge), intentional or negligent infliction of emotional distress, misrepresentation, interference with prospective economic advantage, interference with contractual relations, defamation, negligence, or breach of the covenant of good faith and fair dealing, (iii) the Company's initial public offering, (iv) any claims against the Company and its officers, directors, shareholders, agents, legal counsel, accountants, service providers, employees, successors and assigns arising out of Goble's status as a director, officer, employee or shareholder of the Company, including, without limitation, any claims against (1) Penson Financial Services, Inc. or any of its employees or agents and (2) Greenberg Traurig, P.A. and any of its affiliated entities and all of their current or former respective officers, directors, partners, attorneys, employees or agents,

Company:______                                                      Goble:______
         that were described in that certain suit captioned Richard Goble, individually, and Richard Goble, as Trustee of The Goble First Revocable Trust dated 5/13/1999 derivatively on behalf of Empire Financial Holding Company, v. Greenberg Traurig, P.A. in the Circuit Court of the Eighteenth Judicial Circuit in and for Seminole County, Florida (the "Greenberg Litigation"), and any other claims that Goble may have asserted against Greenberg Traurig, P.A. and any of its affiliated entities and all of their current or former respective officers, directors, partners, attorneys, employees or agents arising out of or related to their representation of the Company or its subsidiaries or alleged representation of any officer or director of the Company, (v) that certain Employment Agreement, dated December 27, 2001, by and between Richard Goble and the Company, (vi) that certain Employment Agreement, dated March 10, 2000, by and between Richard Goble and the Company, (vii) that certain Asset Purchase Agreement, dated July 11, 2001, by and among the Company, Centennial Capital Management, Inc. and Centennial Capital Holdings, Inc., (viii) any claims for indemnification or contribution pursuant to the Company's articles of incorporation or bylaws or any other agreement entered into between the Company and Richard Goble (other than pursuant to the terms of the Settlement Agreement) and any claims by Goble for indemnification or contribution relating to the Reynolds Litigation (as hereinafter defined), (ix) that certain Shareholders Agreement, effective as of March 13, 2000, by and among the Company, Kevin M. Gagne and Richard Goble, (x) that certain Voting Agreement, effective as of March 13, 2000, by and between Kevin M. Gagne and Richard Goble and (xi) the Lease Agreements (as defined in the Settlement Agreement).

                  (c) The Company Releasing Parties do hereby agree to withdraw and dismiss with prejudice all pending claims, complaints, charges, suits, demands, actions and causes of action of every kind and character wherein Goble is named as a party, including, without limitation, that certain suit captioned Empire Financial Holding Company v. Richard Goble in the Circuit Court of the Eighteenth Judicial Circuit in and for Seminole County Florida (Case No. 03-ca-1315-16-L). Subject to subsection (e) below, the Goble Releasing Parties do hereby agree to withdraw and dismiss with prejudice all pending claims, complaints, charges, suits, demands, actions and causes of action of every kind and character wherein any Company Released Party is named as a party, including, without limitation, that certain suit captioned Empire Financial Holding Company v. Richard Goble in the Circuit Court of the Eighteenth Judicial Circuit in and for Seminole County Florida (Case No. 03-ca-1315-16-L) and the claims and complaints asserted in the Greenberg Litigation.

                  (d) Goble understands that the release in this Section 2 includes, without limitation, the release to any rights or claims Goble may have under (i) Title VII of the Civil Rights Act of 1964, which prohibits discrimination in employment based on race, national origin, religion or sex, (ii) the Americans with Disabilities Act and (iii) claims pursuant to any other federal, state, or local law regarding discrimination based on age, race, sex, pregnancy, religion, national origin, marital status or disability, or any other unlawful basis, claims for alleged violation of any other local, state, or federal law, regulation, ordinance, public policy, or common law duty having any bearing whatsoever upon the terms and conditions of, and/or the cessation of Goble's employment with the Company. Goble understands that this also includes a release by Goble of claims for

Company:______                                                      Goble:______
         breach of express or implied contract, wrongful discharge, constructive discharge, breach of an implied covenant of good faith and fair dealing, negligent or intentional infliction of emotional distress, and any claim under the Employee Retirement Income Security Act of 1974 (except for claims for benefits under pension benefit plans, retiree welfare benefit plans and employee welfare benefit plans for occurrences arising after the execution of this Agreement). This release is intended to cover all claims in existence as of the date of this Agreement, including claims about which Goble knows and claims about which Goble does not know.

                  (e) The Goble Releasing Parties, the Company Releasing Parties and Kevin M. Gagne do each hereby agree to withdraw and dismiss with prejudice all pending claims, complaints, charges, suits, demands, actions and causes of action of every kind and character wherein any of them are named parties, including, without limitation, those certain claims currently pending in a National Association of Securities Dealers, Inc. (the "NASD") arbitration proceeding and in litigation against the Company and Goble brought by Scott R. Reynolds in Florida state court (collectively, the "Reynolds Litigation"); provided, however, that Goble shall continue to have the right to fully litigate the Reynolds Litigation against Mr. Reynolds and the Company shall retain all rights and claims against Mr. Reynolds. In the Reynolds Litigation, the Goble Releasing Parties and the Company Releasing Parties shall modify the allegations made in the Reynolds Litigation to eliminate any alleged wrongdoing on the part of the Company or any of its officers, directors, employees (other than Mr. Reynolds), Kevin M. Gagne, individually, or legal counsel and eliminate any alleged wrongdoing on the part of Richard Goble.

                  (f) Claims released pursuant to the releases in this Section 2 include claims based on or arising out of fraud, negligence, gross negligence, libel, slander or other tortious act on the part of any person or entity being released pursuant hereto.

                  (g) It is the specific intent and purpose of this instrument to be a full, final and complete, remise, release, discharge, compromise, settlement, accord and satisfaction of any and all claims or causes of action of every kind and character, whether known or unknown, and whether specifically mentioned or not, which may exist or might be claimed to exist from the beginning of time to the effective date hereof.

                  (h) Each of the Company and Goble acknowledges that it may hereafter discover facts different from, or in addition to, those which it or he, as the case may be, now believes to be true with respect to any and all of the liabilities, claims, causes of action, damages, costs or demands herein released.

                  (i) Each of the Company and Goble acknowledges that it is fully informed and aware of its or his, as the case may be, rights to receive independent legal advice regarding the advisability of entering into this release and has received independent legal advice from its or his, as the case may be, attorney with regard to the advisability of executing this release. Each of the Company and Goble further acknowledges that it or he, as the case may be, has made an investigation of the facts pertaining to this release as

Company:______                                                      Goble:______
         it or he, as the case may be, has deemed necessary, and, further, acknowledges that it or his, as the case may be, has not relied upon any statement or representation of others.

                  (j) Notwithstanding anything in this Agreement to the contrary, neither party is released from such party's covenants, obligations, representations, warranties and agreements set forth in, or the party's rights related to, (i) the Company's articles of incorporation, bylaws or any other agreement solely relating to indemnification or contribution by the Company to Goble except in connection with the Reynolds Litigation, (ii) this Agreement, (iii) the Settlement Agreement or any Other Agreement (as defined in the Settlement Agreement) and (iv) any existing or future director and officer liability insurance purchased by the Company that benefits the officers and directors of the Company generally.

         3. NON-DISPARAGEMENT. Goble hereby agrees not to make (including orally, in writing or utilizing the Internet) any disparaging or negative comment to any other person or entity regarding (a) the Company or its directors, officers, employees, affiliates, legal counsel and accountants, (b) his work conditions or (c) the circumstances surrounding this Agreement or his separation from the Company. The Company and the Director Defendants hereby agree not to make (including orally, in writing or utilizing the Internet) any disparaging or negative comment to any other person or entity regarding (a) Goble or his legal counsel and accountants or (b) the circumstances surrounding this Agreement or Goble's separation from the Company.

         4. DUTY OF COOPERATION. Goble agrees that following the date of this Agreement he will provide full and complete cooperation as requested by the Company or its legal counsel in the defense or prosecution of any threatened or pending litigation or other claims relating to the Company or any of its affiliates and shall make himself available upon reasonable notice to prepare for and appear at deposition or at trial in connection with any such matters. Unless Goble is also a party to the litigation or the subject of the investigation or inquiry in connection with which the cooperation is requested, the Company shall reimburse Goble for reasonable out-of-pocket expenses in connection with his activities under this Section. The Company agrees that following the date of this Agreement it will provide full and complete cooperation as requested by Goble or his legal counsel in the defense or prosecution of any threatened or pending litigation or other claims relating to Goble's role as an officer, director or employee of the Company and shall make appropriate employees and documents of the Company available upon reasonable notice to prepare for and appear at deposition or at trial in connection with any such matters. Unless the Company is also a party to the litigation or the subject of the investigation or inquiry in connection with which the cooperation is requested, Goble shall reimburse the Company for reasonable out-of-pocket expenses in connection with the activities of the Company and its employees under this Section.

         5. DUTY TO FORWARD CORRESPONDENCE. Goble agrees that following the date of this Agreement, Goble will continue to forward to the Company any mail and other correspondence or communications relating to the Company received by Goble. The Company agrees that following the date of this Agreement, the Company will continue to forward to Goble any personal mail, personal e-mail to the extent such e-mail is retained by the Company's computer server and other personal correspondence or communications sent to Goble that was received by the Company.

Company:______                                                      Goble:______

         6. NON-ADMISSION OF LIABILITY. Neither this Agreement nor anything contained herein shall constitute or is to be construed as an admission by the Company or Goble as evidence of any liability, wrongdoing or unlawful conduct.

         7. CONFIDENTIALITY. Each party covenants and agrees that this Agreement and its terms and conditions are, collectively and individually, confidential and from the date of this Agreement forward, shall forever be kept fully confidential and shall not in any manner or for any reason be disclosed by such party without the express written consent of the other party except, on a "need to know basis" (a) to Goble's immediate family members, all of whom shall be informed of and be bound by the provisions of this Section, (b) to the Company's officers and directors, all of whom shall be informed of and be bound by the provisions of this Section, (c) such party's attorneys and accountants, (d) as may be required by government agencies or stock exchanges, such as the Internal Revenue Service, the Securities and Exchange Commission or the American Stock Exchange and (e) pursuant to court order or subpoena compelling such disclosure. Should either party or such party's representatives receive any such subpoena or court order compelling disclosure, such party shall immediately notify the other party so that it may have the opportunity to interpose an objection.

         8. NO ASSIGNMENT. Except as provided herein, the parties hereby represent and warrant to each other that they have not made any sale, assignment, transfer, conveyance or other disposition of any of their actual or potential claims, actions, cross-claims, counterclaims, defenses and causes of action against each other and that they are authorized to execute, deliver and perform under this Agreement.

         9. TIME IS OF THE ESSENCE. Time is of the essence.

         10. VENUE. Sole and exclusive venue for enforcement of this Agreement and any subsequent court proceedings thereon or relating thereto shall be in the trial courts in and for Seminole County, Florida.

         11. WAIVER. The failure of any party to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but the parties hereto shall have the right to declare any such default at any time. No waiver by any party of a default by another party shall be implied, and no express waiver by any party shall affect any default other than the default specified in such waiver and then only for the time and extension stated therein. No waiver of any term, provision, condition or covenant of this Agreement by any party shall be deemed to imply or constitute a further waiver by any party of any other term, provision, condition or covenant of this Agreement. Notwithstanding any applicable law, the terms of this Section and the other provisions of this Agreement may not be waived by any prior, contemporaneous, concurrent, or subsequent course of dealing, course of conduct or trade practice.

         12. ARMS-LENGTH AGREEMENT. The parties hereto mutually acknowledge and agree that this Agreement and the matters memorialized herein have been fully negotiated with the assistance of counsel at arms-length. The parties further stipulate and agree that (a) the choice of law, (b) venue and jurisdiction clauses contained in this Agreement are reasonable, (c) that





                                       6
Company:______                                                      Goble:______
neither party had overwhelming bargaining power and (d) that all parties were represented by counsel of their choice and were fully advised concerning this Agreement.

         13. ENTIRE AGREEMENT. The parties are not relying upon any prior, contemporaneous, or concurrent oral, tacit, or written representation, statement, letter agreement, understanding, side-deal, inducement, warranty, or utterance as an inducement to enter into this Agreement. This written Agreement constitutes the entire understanding of the parties with respect to the disposition of the matters contained herein and all oral, tacit, or written representations, side-deals, conversations, inducements, understandings, warranties, utterances or agreements made prior to, contemporaneously with, and/or concurrently with execution and delivery of this Agreement are merged into this written document and are of no further force and effect.

         14. MODIFICATIONS. No change, modification or waiver of any provision of this Agreement or any exhibit hereto shall be valid or binding unless it is in writing and signed by all parties to this Agreement. Notwithstanding any applicable law, the terms of this Section and all other provisions of this Agreement may not be waived by any prior, contemporaneous, concurrent, or subsequent course of dealing, course of conduct, trade practice, or attempted modification.

         15. SUCCESSORS AND PARTIES IN INTEREST. This Agreement is binding upon all parties and the respective officers, directors, shareholders, affiliates, parent companies, subsidiaries, related entities, employees, representatives, legal representatives, assigns, transferees, predecessors, heirs, partners, principals, attorneys and agents.

         16. CONSTRUCTION. This Agreement was negotiated and prepared by counsel for the parties in an effort designed to meet their client's desires and needs. This Agreement shall be interpreted without regard to any presumption or rule requiring interpretation against the drafter or the party causing this Agreement, or any part or provision thereof, or any instrument or judgment thereunder, to be drafted, prepared or revised. The headings in this Agreement are only for convenience and cannot be used in interpretation.

         17. ATTORNEYS' FEES. In any proceeding to enforce or concerning this Agreement, in addition to any other relief that the prevailing party may be entitled to, the prevailing party shall be entitled to recover their attorneys' fees and costs incurred at the trial and appellate levels, including, without limitation, any attorneys' fees and costs incurred in litigating the entitlement to and amount of such attorneys' fees and costs.

         18. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Florida, and any dispute arising out of, connected with, related to, or incidental to the relationship between the parties in connection with this Agreement, whether arising in tort, contract, equity, or otherwise, shall be resolved in accordance with the internal laws (as opposed to the conflicts of laws provisions) and decisions of the State of Florida.

         19. SEVERABILITY. Wherever possible, each portion of this Agreement shall be interpreted in such a manner as to be valid, effective and enforceable under the applicable law. If any portion of this Agreement is held to be invalid, illegal, against public policy, or unethical by a court of competent jurisdiction or other regulatory or administrative authority, under the




                                       7
Company:______                                                      Goble:______
terms hereof, such provision shall be severed therefrom and such invalidity shall not affect any other portion of this Agreement, the balance of which shall remain in, and have its intended, full force and effect.

         20. NOTICES. All notices permitted under this Agreement shall be sent to:

                  FOR GOBLE:               282 Snowfields Run
                                           Lake Mary, Florida 32746
                                           Attn: Richard L. Goble
                                           Facsimile: 407.805.0900

                  WITH A COPY TO:          Lee & Amtzis, P.L.
                                           5550 Glades Road, Suite 401
                                           Boca Raton, Florida  33431
                                           Attn: Eric Lee, Esq.
                                           Facsimile: 561.981.9980


                  FOR THE COMPANY:         Empire Financial Holding Company
                                           1385 West State Road 434
                                           Longwood, Florida 32750
                                           Attn: Kevin M. Gagne, Chief
                                                 Executive Officer
                                           Facsimile: 407.682.1664

                  WITH A COPY TO:          Greenberg Traurig, P.A.
                                           1221 Brickell Avenue
                                           Miami, Florida 33131
                                           Attn: Phillip J. Kushner, Esq.
                                           Facsimile: 305.961.5531

                                           and

                                           Greenberg Traurig, P.A.
                                           450 South Orange Avenue, Suite 650
                                           Orlando, Florida 32801
                                           Attn: David Oliver, Esq.
                                           Facsimile: 407.841.1295



or such other addresses which the parties may designate in writing from time to time.

         21. COUNTERPARTS. If the parties deem it expedient, this Agreement may be executed in counterparts, with each counterpart being of equal dignity.

         22. FURTHER DOCUMENTS. In the event that further documents are required or permitted to be executed in order to effectuate the purposes of this Agreement, then each of the




                                       8
Company:______                                                      Goble:______

Company and Goble hereby covenant and agree that they shall execute such documents within three business days of receipt of such request, together with a copy of the proposed documents.

         23. MUTUAL SIGNATURE. The parties expressly acknowledge and agree that this Agreement is not binding on any party unless and until it has been signed by all parties in the spaces provided below or in counterparts.

         24. LEGALITY. The parties represent, warrant and covenant that they know of no reason why this Agreement is in violation of any federal, state, or local statute, regulation, rule or ordinance.

         25. JURY TRIAL. AS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT, THE PARTIES HEREBY WAIVE ANY RIGHT TO A JURY TRIAL OR TO HAVE A JURY PARTICIPATE IN RESOLVING A DISPUTE, WHETHER SOUNDING IN TORT, CONTRACT, EQUITY, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT.


         26. EFFECTIVE DATE. The mutual releases, covenants and agreements set forth in this Agreement shall be effective as of the date of this Agreement.

Company:______                                                      Goble:______

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand and their seal effective as of the date set forth above.


Signed, sealed and delivered in the         EMPIRE FINANCIAL HOLDING COMPANY,
presence of:                                a Florida corporation


Witness:
        ------------------------------

Print Name                                  By: /s/ KEVIN M. GAGNE
          ----------------------------          --------------------------------
                                                Kevin M. Gagne
                                                Chief Executive Officer
Witness:
         -----------------------------

Print Name:
           ---------------------------



Signed, sealed and delivered in the         RICHARD L. GOBLE, individually and
presence of:                                as trustee of the Goble Trust


Witness:
         -----------------------------

Print Name:                                 /s/ RICHARD L. GOBLE
           ---------------------------      ------------------------------------
                                                Richard L. Goble
Witness:
         -----------------------------

Print Name:
           ---------------------------




Signed, sealed and delivered in the         HENRY N. DREIFUS, individually
presence of:


Witness:
         -----------------------------

Print Name:                                 /s/ HENRY N. DREIFUS
           ---------------------------      ------------------------------------
                                                Henry N. Dreifus
Witness:
         -----------------------------

Print Name:
           ---------------------------



Signed, sealed and delivered in the         KEVIN M. GAGNE, individually
presence of:


Witness:
         -----------------------------

Print Name:                                 /s/ KEVIN M. GAGNE
           ---------------------------      ------------------------------------
                                                Kevin M. Gagne
Witness:
         -----------------------------

Print Name:
           ---------------------------

Signed, sealed and delivered in the         BRADLEY L. GORDON, individually
presence of:


Witness:
         -----------------------------

Print Name:                                 /s/ BRADLEY L. GORDON
           ---------------------------      ------------------------------------
                                                Bradley L. Gordon
Witness:
         -----------------------------

Print Name:
           ---------------------------



Signed, sealed and delivered in the         JOHN J. TSUCALAS, individually
presence of:


Witness:
         -----------------------------

Print Name:                                 /s/ JOHN J. TSUCALAS
           ---------------------------      ------------------------------------
                                                John J. Tsucalas
Witness:
         -----------------------------

Print Name:
           ---------------------------

STATE OF FLORIDA            )
                            )       SS:
COUNTY OF ORANGE            )


         The foregoing instrument was sworn to and acknowledged before me October 31, 2003 by Kevin M. Gagne, as Chief Executive Officer of EMPIRE FINANCIAL HOLDING COMPANY, a Florida corporation. He personally appeared before me, is personally known to me or produced _________________________ as identification, and did take an oath.


                                       Notary:
                                              ----------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Notary Public, State of
                                                              ------------------
                                       My commission expires:
                                                             -------------------

STATE OF FLORIDA            )
                            )       SS:
COUNTY OF ORANGE            )


         The foregoing instrument was sworn to and acknowledged before me October 31, 2003 by RICHARD L. GOBLE, individually and as trustee of the Goble First Revocable Trust. He personally appeared before me, is personally known to me or produced _________________________ as identification, and did take an oath.


                                       Notary:
                                              ----------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Notary Public, State of
                                                              ------------------
                                       My commission expires:
                                                             -------------------


STATE OF FLORIDA            )
                            )       SS:
COUNTY OF ORANGE            )


         The foregoing instrument was sworn to and acknowledged before me October 31, 2003 by HENRY N. DREIFUS, individually . He personally appeared before me, is personally known to me or produced _________________________ as identification, and did take an oath.


                                       Notary:
                                              ----------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Notary Public, State of
                                                              ------------------
                                       My commission expires:
                                                             -------------------

STATE OF FLORIDA            )
                            )       SS:
COUNTY OF ORANGE            )


         The foregoing instrument was sworn to and acknowledged before me October 31, 2003 by KEVIN M. GAGNE, individually. He personally appeared before me, is personally known to me or produced _________________________ as identification, and did take an oath.


                                       Notary:
                                              ----------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Notary Public, State of
                                                              ------------------
                                       My commission expires:
                                                             -------------------

STATE OF FLORIDA            )
                            )       SS:
COUNTY OF ORANGE            )


         The foregoing instrument was sworn to and acknowledged before me October 31, 2003 by BRADLEY L. GORDON, individually. He personally appeared before me, is personally known to me or produced _________________________ as identification, and did take an oath.


                                       Notary:
                                              ----------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Notary Public, State of
                                                              ------------------
                                       My commission expires:
                                                             -------------------


STATE OF FLORIDA            )
                            )       SS:
COUNTY OF ORANGE            )


         The foregoing instrument was sworn to and acknowledged before me October 31, 2003 by JOHN J. TSUCALAS, individually. He personally appeared before me, is personally known to me or produced _________________________ as identification, and did take an oath.


                                       Notary:
                                              ----------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Notary Public, State of
                                                              ------------------
                                       My commission expires:
                                                             -------------------




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